Exhibit 10.5

JUSTIN SOURIAU-LEVINE STUDIOS LLC

FIRST AMENDMENT

TO

OPERATING AGREEMENT

This First Amendment ("Amendment") to the Operating Agreement of JUSTIN SOURIAU-LEVINE STUDIOS LLC, a New York limited liability company (the "Company"), is effective as of November 25, 2024.

WHEREAS, the undersigned members (the "Members") and Manager are parties to an Operating Agreement, dated as of March 21, 2024 (the "Existing Operating Agreement"), which governs the operations of the Company;

WHEREAS, Section 11.2 of the Existing Operating Agreement permits the Existing Operating Agreement to be amended by an instrument in writing executed by all of the Members and the Manager; and

WHEREAS, the Company desire to add an additional investor, Mikhail Muyingo, and the Members and the Manager desire to approve such additional investor as a new Member and adjust the distribution provisions of the Existing Operating Agreement, and the Percentage Interests of the Members, to account for such additional investor;

WHEREAS, the Members and Manager desire to amend the Existing Operating Agreement (the Existing Operating Agreement, as amended by this Amendment, the "Operating Agreement") to give effect to the foregoing.

NOW THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Additional Investor. The Company, including its Members and Manager, consent to (i) raising $50,000 as a Capital Contribution from Mikhail Muyingo and (ii) admitting Mikhail Muyingo as a Member. The Members hereby authorize the Manager to enter into such subscription agreements, joinder agreements and other documents or deliverables, and to do and perform all such further actions of any nature whatsoever, as he shall, in his discretion, determine to be necessary, advisable or appropriate to consummate the foregoing.

2. Amendments to the Existing Operating Agreement.

(a)Section 3.4(a) of the Existing Operating Agreement is hereby amended and restated to read as follows:

" (a)       The Company will have the right to make distributions of cash and property to the Members in the following order: first, 100% to Dutchess Management LLC and the members of the Levine-Dumont Consortium, pro rata in proportion to their respective Percentage Interests, until both Dutchess Management LLC and Levine-Dumont Consortium each receive such aggregate cash distributions during the current and preceding Fiscal Years of the Company in an amount equal to their aggregate Capital Contributions; second, to Justin Souriau-Levine, Mikhail Muyingo, Christopher Kondoleon, Magali Souriau, Robert A. Levine, and Emily Hobbs, pro rata in proportion to their respective Percentage Interests, until Justin Souriau-Levine, Mikhail Muyingo, Christopher Kondoleon, Magali Souriau, Robert A. Levine, and Emily Hobbs receive such aggregate cash distributions during the current and preceding Fiscal Years of the Company in an amount equal to their aggregate Capital Contributions; and thereafter, for the remaining cash or property, pro rata in proportion to the respective Percentage Interest held by each Member, pursuant to Exhibit A. The timing and amount of distributions is outlined below in accordance with the New York Limited Liability Company Law:

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A.	Motion Picture Sales: Within six (6) months of ANY sale of an owned motion picture's distribution rights, at least ten percent (10%) of the Company's net earnings from the sale of assets, including theatrical, streaming, VOD, merchandising, etc., shall be distributed.

B.	Other Income: All other available cash will be distributed at the Manager's discretion."

(b)Exhibit A of the Existing Operating Agreement is hereby replaced with Exhibit A attached hereto.

3. LLC References. On and after the date hereof, each reference in the Existing Operating Agreement to "this Agreement," "this Operating Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Operating Agreement, as defined in this Amendment. In the event of any conflicts or inconsistencies between the Existing Operating Agreement and the Operating Agreement (as modified by this Amendment), the latter shall govern and control in each instance. In all other respects, the Operating Agreement, as modified hereby, is hereby ratified and confirmed, and shall remain in full force and effect.

4. Counterparts. This Amendment may be executed in multiple counterparts. A facsimile, PDF, or other electronic version of a signature shall have the same legal effect as an originally drawn signature.

5. Governing Law. This Amendment, and rights of the parties hereunder shall be interpreted in accordance with the laws of the State of New York, and all rights and remedies shall be governed by such laws without regards to principles of conflicts of laws.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the parties have executed or caused to be executed this Operating Agreement and do each hereby represent and warrant that their respective signatory, whose signature appears below, has been and is, on the date of this Agreement, duly authorized to execute this Agreement.

MANAGER:

Date: Nov 27, 2024 Name/Company: Justin Souriau-Levine Signature: Justin Souriau-Levine (Nov 27, 2024 09:08 EST)

MEMBERS:

Date: Nov 26, 2024 Name/Company: Dutchess Management LLC Signature: Ana White

Date: Nov 26, 2024 Name/Company: Bruce D. Levine Signature: Bruce Levine (Nov 26, 2024 18:18 EST)

Date: Nov 26, 2024 Name/Company: Kenneth Levine Signature: Kenneth Levine (Nov 26, 2024 13:02 EST)

Date: Nov 27, 2024 Name/Company: Bruno Dumont Signature: Bruno Dumont (Nov 27, 2024 12:57 GMT+1)

Date: Nov 26, 2024 Name/Company: Robert A. Levine Signature: Robert A. Levine (Nov 26, 2024 13:40 EST)

Date: Nov 26, 2024 Name/Company: Christopher Kondoleon Signature: Chris Kondoleon (Nov 26, 2024 16:51 EST)

Date: Nov 26, 2024 Name/Company: Magali Souriau Signature: Magali Souriau (Nov 26, 2024 12:02 EST)

Date: Nov 26, 2024 Name/Company: Robert A. Levine Signature: Robert A. Levine (Nov 26, 2024 13:48 EST)

Date: Nov 26, 2024 Name/Company: Emily Hobbs Signature: Emily Hobbs (Nov 26, 2024 10:22 EST)

Date: Nov 26, 2024 Name/Company: Mikhail Muyingo Signature: Mikhail Muyingo (Nov 26, 2024 05:58 PST)

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EXHIBIT A
MEMBERS

The Members of the Company and their respective addresses and Capital Contributions, are set forth below. The Members agree to keep this Exhibit A current and updated in accordance with the terms of this Agreement, including, but not limited to, Sections 2.1, 2.3, 2.4, 7.1, 7.2, and 11.1.

Members	Percentage Interest	Capital Contribution	Booked Up Capital Account as of November 25, 2024

Justin Souriau-Levine	65.34%	$471,428.76	$3,267,000.00
Address:
172 E. 95th St. #1
New York City, New York 10128

Dutchess Management LLC	13.86%	$100,000.00	$693,000.00
Address:
20 Brynwood Lane
Greenwich, CT, 06831

Mikhail Muyingo	1.0%	$50,000.00	$50,000.00
Address:
3765 S St Andrews PI
Los Angeles, CA, 90018

Levine-Dumont Consortium

Bruce D. Levine (Designee)	3.465%	$25,000.00	$173,250.00
Address:
353 East 53rd Street, #4F
New York, NY 10022

Kenneth Levine	3.465%	$25,000.00	$173,250.00
Address:
17 Chesterfield Road
Wethersfield, CT 06109

Bruno Dumont and Louise Villepelet	3.465%	$25,000.00	$173,250.00
Address:
19 Rue le Peletier
75009 Paris, France

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Robert A. Levine	3.465%	$25,000.00	$173,250.00
Address:
172 E. 95th St. #1
New York City, New York 10128
			$693,000.00

Christopher Kondoleon	2.97%	$0.00	$148,500.00
Address:	(Profits Interest)
1897 Knoll Court
Troy, Michigan 48098

Magali Souriau	0.99%	$0.00	$49,500.00
Address:	(Profits Interest)
172 E. 95th St. #1
New York City, New York 10128

Robert A. Levine	0.99%	$0.00	$49,500.00
172 E. 95th St. #1	(Profits Interest)
New York City, New York 10128

Emily Hobbs	0.99%	$0.00	$49,500.00
Address:	(Profits Interest)
129 W. 74th St. Apt. 5C
New York, NY 10023

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